SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  June 15, 2001

                           CLICKACTION INC.
        (Exact name of Registrant as specified in its charter)


         DELAWARE                    000-26008             77-0195362
(State or other jurisdiction of  (Commission File No.) (I.R.S. Employer Identi-
incorporation or organization)                            fication Number)



                        2197 E. Bayshore Road
                     Palo Alto, California  94303
          (Address of principal executive offices) (Zip code)


                           (650) 473-3600
         (Registrant's telephone number, including area code)


                                  N/A
      (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

	On June 15, 2001, ClickAction completed the sale of substantially all of the assets of its Elibrium division to a corporation owned and controlled by certain members of ClickAction's management team, including Sharon Chiu, ClickAction's
Chief Financial Officer, Christina Willett, ClickAction's Senior Vice
President of the Elibrium division, Anne Norland, Vice President of Marketing of the Elibrium  division and Charles DeLacey, Vice President of Business
Development and Legal Affairs of the Elibrium division, each of whom resigned from ClickAction upon the closing of the transaction. The Elibrium division develops, markets and manufactures a line of desktop application products consisting of small business productivity software and services.

	In connection with the sale of the Elibrium division, ClickAction entered into an asset purchase agreement and a separate license agreement relating to ClickAction's email marketing services and the Elibrium division opt-in email databases. The asset purchase agreement and the license agreement together provides for a cash payment to ClickAction of a minimum of $4.5 million, of which $2.0 million was paid on June 15, 2001, $1.0 million is scheduled to be paid on September 15, 2001, $1.0 million is scheduled to be paid on December 15, 2001 and $500,000 is scheduled to be paid on March 15, 2002.
The asset purchase agreement also provides for further payments to ClickAction should the acquiring company surpass specified financial goals.

	The purchase price was determined through arm's-length negotiations between
ClickAction and the acquiring company, taking into account the value of companies comparable to Elibrium. ClickAction engaged a financial advisor to advise it regarding the fairness to the stockholders of ClickAction from a financial point of view of the total consideration received from the sale of the Elibrium division.

Item 5. Other Events

	In connection with the closing of the sale of ClickAction's Elibrium division on June 15, 2001, as disclosed in Item 2 above, Sharon Chiu, ClickAction's
Chief Financial Officer, resigned from all of her positions with ClickAction.
ClickAction has commenced a search for a new Chief Financial Officer.
In addition, ClickAction terminated the employment of 40 employees that provided services for the Elibrium division effective as of June 15, 2001.
Such employees have been hired by the acquiring company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements.

		Not applicable.

	(b)	Pro Forma Financial Information.

     		Pro forma financial information is not included with this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than August 30, 2001.



	(c)	Exhibits

            2.1. Asset Purchase Agreement, effective as of June 12, 2001, between ClickAction Inc. and Elibrium, Inc. (the schedules and certain exhibits to such agreement are not filed herewith and are listed on the last page of
Exhibit 2.1. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).

            2.2 Private Label License Agreement, effective June 15, 2001, between ClickAction Inc. and Elibrium, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


	                                     CLICKACTION INC.



Date:  June 20, 2001		        By:  /s/ Gregory Slayton
	                                     Gregory Slayton
	                                     President and CEO

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INDEX TO EXHIBITS

Exhibit
Number	Description

2.1	Asset Purchase Agreement, effective as of June 12, 2001, between
      ClickAction Inc. and Elibrium, Inc. (the schedules and certain exhibits to such agreement are not filed herewith and are listed on the last page of Exhibit 2.1. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).

2.2 Private Label License Agreement, effective June 15, 2001, between ClickAction Inc. and Elibrium, Inc.